SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 20, 2006


                            DEKALB BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the     Commission File No. 000-50466      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 61-1444253




                             631 West DeKalb Street
                          Camden, South Carolina 29020

                    (Address of principal executive offices)

                             Telephone: 803-432-7575


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01 Other Events

         Please refer to the joint press release dated January 20, 2006 which is is Exhibit 99 to this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (b) Exhibit 99 - Joint Press Release dated January 20, 2006










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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    DEKALB BANKSHARES, INC.
                                  (Registrant)



Date:  January 20, 2006              By: s/William C. Bochette, III
                                     -----------------------------------
                                     William C. Bochette, III
                                     Chief Executive Officer, President,
                                       and Chief Financial Officer

















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                                  EXHIBIT INDEX

         Number            Description
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           99              Joint Press Release dated January 20, 2006